         COMMON SHARES                                 Shares
         OF BENEFICIAL INTEREST
                                            THIS CERTIFICATE
Number   PAR VALUE $.001                    IS TRANSFERABLE IN
                                            NEW YORK CITY
         ORGANIZED UNDER THE LAWS
         OF THE STATE OF DELAWARE           CUSIP [       ]
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

         The Shares represented by this certificate may not be owned or transferred, directly or indirectly, by or to (I) the
         United States, or any state or political subdivision
         thereof, any foreign government, any international
         organization, or any agency or instrumentality of any of the foregoing, (II) any organization (other than a farmer's
         cooperative described in ss. 521 of the Internal Revenue
         Code of 1988, as amended (the "Code")) that is exempt from the tax imposed by 28 U.S.C. ss.ss. 1-1399 and not subject to the tax imposed by 28 U.S.C. ss. 511; or (III) any rural electric or telephone cooperative described in ss.
         1381(A)(2)(C) of the Code.

                   BlackRock Global Energy and Resources Trust

     THIS CERTIFIES THAT

     IS THE OWNER OF

      FULLY PAID AND NONASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF

     BlackRock Global Energy and Resources Trust, transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Trust, as amended from time to time, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  Witness the facsimile signatures of the duly authorized officers of the Trust.

     DATED:

     COUNTERSIGNED AND REGISTERED:
                              THE BANK OF NEW YORK

     BY                                 TRANSFER AGENT AND REGISTRAR

        AUTHORIZED SIGNATURE          SECRETARY                  PRESIDENT

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common          UNIF GIFT MIN ACT--.....Custodian.......
TEN ENT - as tenants by the entireties                     (Cust)        (Minor)
JT TEN  - as joint tenants with right
          of survivorship and not as                    Act....................
          tenants in common                                      (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
       (NAME AND ADDRESS OF TRANSFEREE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

____________________________ Common Shares of Beneficial Interest represented by the within Certificate and do hereby irrevocably constitute and appoint

____________________________ Attorney to transfer the said shares on the books of the within-named Trust, with full power of substitution in the premises.

Dated _____________________

                              X ________________________________________________

                              X ________________________________________________

                      NOTICE:   THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                                FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                WHATEVER.

Signature(s) Guaranteed

By _________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO
S.E.C. RULE 17Ad-15.

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